Exhibit 99.1

Tank Sports, Inc
 Report of Progress

By Jiangyong Ji, CEO

November 6, 2007

Dear Friends and Investors;

On November 1, 2007 we celebrated the first anniversary of our company going public. In one short year we have experienced many positive changes. I would like to take this opportunity to not only thank you for your continuous support, but brief you on how the company is progressing and on how we have properly been executing our business plan.

1. Acquisition of RedCat Motors.  On Jan 30, 2007, we closed on the acquisition of Redcat Motors. This was the first acquisition that we had ever done.  Although it took us more than six months to absorb the cost of the acquisition, to integrate both operating systems, and even take some write-offs, it helped us build a stronger company with a more diversified product base, seasoned management team and to expand our dealership network in the US market. It also prepared us to take the company’s revenues to the next level once the upgraded product lines became available. For the first 8 months of FY 2008, the recorded combined revenues reached 90% of our total fiscal 2007(unaudited).

2. Proposed PMI Acquisition. In September 27, 2007, we took a custodial management position in the operation of People’s Motorcycle Company Limited (PMI) after executing a signed LOI to acquire 100% of the stock of PMI. The proposed date of closing on this deal is the middle of November. Three days after taking this position, PMI operated back to its full functioning capacity after receipt of a short term loan financed by Tank Guanzhou.

The proposed acquisition will be serving Tank Sports in three categories,

1) Enhancement of core product R&D capacity;
2) Access to Japanese engine technology;
3) Extension of marketing geography to China and Europe and manufacturing base from  South to Middle of China.

FORWARD-LOOKING STATEMENTS:  This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.  Information presented in this Profile is letter is not an offer to buy or sell any security.  If you are interested in making any sort of investment, you should check with a licensed financial advisor and a tax advisor to determine the suitability of any investment.

The assets that will be included in the proposed acquisition are categorized as follows.

1)
289,000 square footage of land and 70,000 square footage of a factory building located in Shanghai Pudong Economic and Development zone where new Asian financial center has came into shape. This asset will be added to Tank balance sheet soon.

2)	Complete 90CC to 1100CC Buggy Kart leading technologies in China, including patents, trade marks, data, technical blueprints, and R&D lab and equipment.

3)	Customer Data Base, including ones in European countries and USA where PMI/DZ has been rated as the highest consumer brand name from China.

4)
Revenue. As of November, 2007, the total amount of Purchase Orders received by PMI exceeded $3 million. We project additional revenue from PMI of $3.5 million with break even net earnings by Feb 28, 2008. For fiscal year ending on Feb. 2009, the revenue projection from PMI operation will be at $15 million with net earnings of over $1.5 million.

5)
Technology Collaboration with Fujutsu Heavy Industry ( Subaru).

1st phase, Dazon is jointly developing Go-Kart of 45hp and 50hp with Fujitsuwho will grant license to Dazon for use of Subaru 45hp engine into Dazon’s sporty Go-Kart that is planned to debut in Europe in Feb. 2008, and 50hp 4X4 Go-Kart with differentiated gear box for tougher terrain.

2nd Phase, a long term collaborative technology plan with Fujitsu Heavy Industry will be developed , with which a series of engines by  Subaru  will be employed to upgrade DAZON’s product line.

6)
Dazon is positioned and poised to be the premier manufacturer of 2 seater x 4 wheeled Go-Kart as its core competency. All marketing and product development will be fully based on its core competency. For more product information of PMI, please check out www.peoplesmotor.com.

FORWARD-LOOKING STATEMENTS:  This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.  Information presented in this Profile is letter is not an offer to buy or sell any security.  If you are interested in making any sort of investment, you should check with a licensed financial advisor and a tax advisor to determine the suitability of any investment.

3. Asset Purchase LOI—National Motor. On Oct. 31, 2007, Tank Guangzhou, an associated entity with majority shares held by Tank Sports majority shareholders Mr Ji and Ms Long, announced that the company signed a Letter of Intent with National Motor Company Limited (National) in Taiwan to purchase certain assets from National for approximately $1 million. Under LOI, National Motor will help Tank Guangzhou to upgrade its already ISO-9001 certified production management system. The proposed asset acquisition will help Tank Guangzhou in generating more revenues for Tank Sports, Inc (US Tank) in 4 categories.

1)
To develop long term technical collaboration and manufacturing with Suzuki engine technology, which will enable Tank Guangzhou to be the leader in motorcycle industry in China in big engine displacement sector.

2)	100% right, customers, modes, fixtures and techniques of newly developed ATV/Motorcycle highly rated by European consumers with compatibility of engine installation from 250cc, 300cc, 350cc and 400cc.

3)	100% right, customers, modes, fixtures and techniques of new independent suspension system and switch grip techniques for motorcycle/ATV.

4)	Exclusive right of manufacturing and joint marketing efforts with National of its 1200cc—1500cc water ski jet with engine from Mitsubishi, water jet system from Canadian Rotex through National.

For more information about National Motor, please check out www.nationalmotogroup.com.

Through consolidation of proposed transactions, Tank Guangzhou will be better positioned by including 12 types and 38 models motorcycles/ATVs/PWC with design and power system leading and breaking through the industry bottle neck in China. It will also help Tank Sports, Inc. and Tank Mexico to generate more revenue by providing both quality and innovative products to the markets. The revenue from Tank Guangzhou is projected to be $29 million with net earnings of 11% or $3.19 million for 2008. US Tank’s intention is to merge Tank Guangzhou as we have planned in our Business Plan Summary.

As of today, it is confident for us to conclude that Tank Sports, Inc has formed a well laid out business strategy and aimed to brand TANK as the leading brand name among motorcycle/ATV manufacturers made in China. The company will focus on reducing its costs by consolidation of human resource redundancy and expenditures, integration of supply chain and marketing systems, improvement of quality and design of product line by distinguishing TANK’s products from similar lower end products made in China. The company’s objective is to showcase a completely updated product line designed and equipped with leading edge ideas in Indy Show in February, 2008.  By then, the US dealers and customers will be seeing a matrix of brand new motorcycles/ATVs/Go Karts/PWCs that will be away from stereotype of products made in China. With the efforts, the company will keep positive to keep the revenue target above $18 million with break even or possibly positive net earnings for FY February, 2008, and $32 million in FY 2009 with net earnings of $4 million. In the meantime, the company’s goal is to penetrate European and China markets with estimated $10 million revenue contribution to US Tank’s total revenue stream. A real global motorcycle/ATV manufacturer with innovative design and technology and very competitive pricing will be debuted in major markets worldwide.

Sincerely yours,

Jiangyong Ji
CEO

FORWARD-LOOKING STATEMENTS:  This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.  Information presented in this Profile is letter is not an offer to buy or sell any security.  If you are interested in making any sort of investment, you should check with a licensed financial advisor and a tax advisor to determine the suitability of any investment.

Appendix

Tank Global Entity Structure & Ownership

FORWARD-LOOKING STATEMENTS:  This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.  Information presented in this Profile is letter is not an offer to buy or sell any security.  If you are interested in making any sort of investment, you should check with a licensed financial advisor and a tax advisor to determine the suitability of any investment.